Exhibit 99.1 NASDAQ: MRTX Targeting the genetic and immunological drivers of cancer st 41 Annual J.P. Morgan Healthcare Conference January 9, 2023 1

Forward Looking Statement This presentation includes forward-looking statements regarding Mirati's business, financial guidance and the therapeutic and TM commercial potential of KRAZATI (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), and MRTX1133 (selective KRASG12D inhibitor), Mirati’s technologies and Mirati' other products in development. Any statement describing Mirati' goals, expectations, intentions or beliefs, financial or other projections, including those related to cash burn, is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties, including those related to the impact COVID-19 could have on our business, and including those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Mirati's forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Mirati's forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Mirati. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Mirati's programs are described in additional detail in Mirati' annual report on Form 10-K, and most recent Form 10-Q, which are on file with the Securities and Exchange Commission and available at the SEC's Internet site (www.sec.gov). These forward-looking statements are made as of the date of this presentation, and Mirati assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. 2

Mirati Well Positioned to Deliver Best-in-Class / First-in-Class Treatments and Drive Growth A commercial-stage targeted oncology company with a demonstrated ability to deliver innovative, potentially best-in-class treatments to patients with a high unmet need Proven Leader in KRAS Scalable and Synergistic Innovative Portfolio Targeting Discovery & Development Lung Cancer Portfolio Areas of Unmet Need Backed by cash runway into 2025, our people, pipeline and selective partnering enable a data-driven approach to pipeline advancement, investment in high value opportunities and commercial success to drive sustainable growth 3

G12C TM KRAS – KRAZATI (adagrasib) 4

TM G12C For adult patients with locally advanced or metastatic NSCLC with a KRAS mutation as determined by an FDA-approved test, after first-line therapy. This indication is approved under accelerated approval based on ORR and DOR. Continued approval for this indication may be contingent upon verification of a clinical benefit in a confirmatory trial. 5 NSCLC = non-small cell lung cancer; ORR = objective response rate; DOR = duration of response

$KRAS^{G12C}$ – KRAZATI™ (adagrasib)

# Establishing KRAZATI (adagrasib) as the 2L+ Standard of Care for Patients with $KRAS^{G12C}$ Mutated Non-Small Cell Lung Cancer

There are **~7,000 2L $KRAS^{G12C}$ NSCLC patients** annually in the U.S.

## Drivers of Commercial Success:

- Potential best-in-class efficacy profile including CNS penetration
- Experienced, fully dedicated KRAS lung cancer field force
- Established relationships with community oncologists
- Unique distribution model
- Novel digital customer engagement platform

## Launch Priorities:

- Drive KRAZATI Trial and Adoption
- Generate Unrestricted and Affordable Patient Access
- Expand the Eligible 2L+ G12C Patient Population

NSCLC = non-small cell lung cancer; 2L = second line

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G12C TM KRAS – KRAZATI (adagrasib) KRAZATI Approval is First of Several Exciting Ways Mirati Can Positively Impact Patients G12C with KRAS Mutated Cancers 1L NSCLC (monotherapy and combination) KRAZATI’s Clinically Meaningful Profile • Offers multiple paths to long-term value Other solid tumors (pancreatic, etc.) • Enables both monotherapy and combination approaches 2L CRC in combination • Provides compelling efficacy across multiple tumor types 3L+ CRC in combination with cetuximab • Combinable with Checkpoint Inhibitors • Breakthrough Therapy Designation in 2L+ Brain metastases NSCLC and 3L+ CRC Approval in 2L+ NSCLC DIFFERENTIATED MOLECULAR PROFILE NSCLC = non-small cell lung cancer; CRC = colorectal cancer; 1L = first line; 2L = second line; CPI = checkpoint inhibitors 7

KRAS$^{G12C}$ – KRAZATI™ (adagrasib)

# Data Driven Approach to Execution in 1L NSCLC Based on Compelling Initial Adagrasib + Pembrolizumab Combination Data

## Experience to Date

- Provides confidence in 1L NSCLC approach
  - Strong scientific rationale for improved durable outcomes relative to 1L standard of care
  - Adagrasib is combinable with immuno-oncology
  - Efficacy is immature, but compelling; improvements expected with additional follow up
- Adagrasib combinability provides foundational backbone to explore other combinations

## Data Driven Development Approach

- Multi-pronged approach to 1L NSCLC opportunity
  - Phase 3 combinations of adagrasib + pembrolizumab
  - Phase 2 (potentially registrational) adagrasib monotherapy in TPS <1%
  - Exploratory combination of chemotherapy + adagrasib + pembrolizumab
- Advancement of 1L NSCLC strategy informed by ongoing clinical studies
  - > 100 patients enrolled in the Phase 2 adagrasib 400mg twice daily plus pembrolizumab combination

NSCLC = non-small cell lung cancer; 1L = first line; TPS = tumor proportion score

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G12D KRAS – MRTX1133 9

$\text{KRAS}^{G12D}$ – MRTX1133

# Targeting $\text{KRAS}^{G12D}$: Significant Opportunity with High Unmet Need

- $\text{KRAS}^{G12D}$ is a driver mutation and ~ 2.5x more prevalent than $\text{KRAS}^{G12C}$
- $\text{KRAS}^{G12D}$ and $\text{KRAS}^{G12C}$ are both highly potent oncogenes
- $\text{KRAS}^{G12D}$ mutations are prevalent in high unmet need populations including pancreatic, colorectal, and lung cancers

## $\text{KRAS}^{G12D}$ Prevalence: Large Patient Population

US and Europe Patients[1,a]

| | | |
|---|---|---|
| ~70,000 | Pancreatic | 36%[2] |
| ~80,000 | Colorectal | 12%[3] |
| ~15,000 | Endometrial | 6%[4] |
| ~13,000 | NSCLC adenocarcinoma | 4%[5] |


US and Europe Patients
200,000
150,000
100,000
50,000
0
~180,000
~70,000
KRAS G12D
KRAS G12C
ALK
RET
TRK
Pancreatic
CRC
Endometrial
NSCLC

CRC = colorectal cancer; NSCLC = non–small-cell lung cancer; ALK = anaplastic lymphoma kinase; RET = rearranged during transfection; TRK = tyrosine receptor kinase

[a]Europe includes the European Union, Russia and 10 additional European countries. The RET estimate does not include thyroid cancer. Rounded to the nearest 1,000.

1. Mirati estimates based on epidemiologic data reported in Globocan 2022 (accessed 2019) and frequencies by mutation. 2. Yaeger R, et al. Cancer Cell. 2018 [data analyzed using cBio Cancer Genomics Portal (http://cbioportal.org); accessed 24 Feb 2022]. 3. Bailey P, et al. Nature. 2016 [data analyzed using cBio Cancer Genomics Portal (http://cbioportal.org); accessed 24 Feb 2022]. 4. Dataset: Uterine Corpus Endometrial Carcinoma, The Cancer Genome Atlas, PanCancer Atlas [data analyzed using cBio Cancer Genomics Portal (http://cbioportal.org); accessed 24 Feb 2022]. 5. Judd J et al. Mol Cancer Ther. 2021.

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G12D KRAS – MRTX1133 MRTX1133: IND Submitted with Novel Oral Formulation to Enable Robust Clinical Activity G12D Potential First-in-Class KRAS Selective Inhibitor Clinical Trial Design Principles G12D • Selectively and reversibly binds to and inhibits KRAS in both • Phase 1 initiation expected early 2023 active and inactive states • Leverage adagrasib experience to optimize G12D • Demonstrates selective regression of KRAS mutant (but not monotherapy and combination KRAS wild-type) tumors development • Favorable properties, including: • Multiple expansion cohorts for pancreatic, colorectal, lung and other G12D patients – Predicted half-life >50 hours – Low risk for off-target activity and drug interactions • Improvements with novel oral formulation increased oral bioavailability >10x and is expected to enable near complete target inhibition over full dosing interval IND = investigational new drug 11

G12D KRAS – MRTX1133 MRTX1133 Demonstrates Marked Tumor Response in Preclinical Studies G12D Durable Maximal KRAS Pathway Inhibition is Response of Pancreatic Cancer Linked to Maximal Tumor Response Models to MRTX1133 • MRTX1133 demonstrated marked tumor response in pancreatic cancer models as well as lung and colorectal cancer models • Human PK modeling projects maximal target coverage following oral administration at clinically achievable dose levels 8 of 11 in vivo pancreatic cancer models evaluated with MRTX1133 demonstrated meaningful tumor regression PK = pharmacokinetics 12

KRAS Signaling Modifiers – MRTX0902 13

KRAS Signaling Modifiers – MRTX0902

# MRTX0902: Potential to Improve Efficacy in Combination with KRAS Inhibitors and Other Targeted Therapies

## Potential First-in-Class Son of Sevenless 1 (SOS1) Inhibitor

- SOS1 is a critical regulator of KRAS and receptor tyrosine kinase (e.g., EGFR) signaling
- MRTX0902 is a potent and selective small molecule SOS1 inhibitor that disrupts the KRAS-SOS1 interaction shifting KRAS to its inactive state
  - Represents a potential best-in-class SOS1 inhibitor and provides a selective approach to targeting KRAS resulting in a broad anticipated therapeutic index
  - Potential to be highly synergistic in combination with $KRAS^{G12C}$, $KRAS^{G12D}$ and other targeted agents
  - Potential to limit cancer growth arising from mutations beyond KRAS, including EGFR
- Phase 1/2 clinical study initiated in Q4 2022

EGFR = epidermal growth factor receptor

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Highly Synergistic Opportunity in Lung Cancer 15

Highly Synergistic Opportunity in Lung Cancer Mirati's Robust and Highly Synergistic Portfolio Provides Meaningful and Differentiated Opportunity in Lung Cancer KRAZATI Sitravatinib Commercial and Operational Synergies in Portfolio • Experienced KRAZATI NSCLC commercialization team can be leveraged across breadth of portfolio – Team involved in many of the most successful NSCLC product launches across the industry • Minimal incremental commercial spend to support future U.S. NSCLC launches – Overlapping call points across programs with strong NSCLC existing relationships with target accounts MRTX1133 MRTX1719 NSCLC = non-small cell lung cancer 16

Highly Synergistic Opportunity in Lung Cancer Sitravatinib: Compelling Phase 2 Results Provide Confidence in SAPPHIRE Phase 3 Outcome Potential To Establish Sitravatinib + Nivolumab As New SOC After CPI Failure • 2L+ NSCLC U.S. and EU populations represent over 100,000 patients with ~70,000 being of the non-squamous histology 1 Encouraging OS Data in Phase 2 Trial 1 • Median OS of 14.9 months in 2L or 3L patients with Prior Clinical Benefit (PCB) on a prior CPI and subsequent disease progression (n=68) – 56% and 32% of patients alive at 1- and 2-years, respectively • Phase 3 SAPPHIRE clinical trial inclusion criteria in PCB patients who received the combination as either 2L or 3L therapy after progressing on treatment with CPI SOC = standard of care; 2L= second line; 3L = third line; OS = overall survival; NSCLC = non-small cell lung cancer; CPI = checkpoint inhibitor 1 MRTX-500 Phase 2 trial: full PCB cohort (n=68), data cut-off of June 1, 2021, and presented at European Society for Medical Oncology (ESMO) Congress on September 18, 2021. Patients with PCB on a checkpoint inhibitor as part of their last treatment regimen prior to enrollment. PCB is defined as either complete response, partial response or stable disease for ≥12 weeks. PCB patients who received the combination as either 2L or 3L after progressing on treatment with a checkpoint inhibitor. 17

Differentiated Discovery and Preclinical Capabilities Deliver Sustained Innovation 18

Differentiated Discovery Capabilities Drive Sustained Innovation

# Highly Productive Discovery and Preclinical Capabilities Create Potential for Sustainable Growth with Additional Best-in-Class / First-in-Class Opportunities

## Highly Productive In-House Discovery and Preclinical Development Capability

- Adagrasib was followed by 4 INDs in last 15 months
  - MRTX1133 ($KRAS^{G12D}$), MRTX1719 (MTA-cooperative PRMT5), MRTX0902 (SOS1) and ORIC-944 (EED)[1]
- Mirati Research has delivered 30 published patent applications for 8 portfolio projects across both clinical and preclinical compounds
- Discovery efforts are focused on advancement of novel targeted cancer therapies that:
  - Further complement existing pipeline
  - Offer innovative, potential practice-changing opportunities for cancer patients

IND = investigational new drug; PRMT5 = protein Arginine methyltransferase 5; MTA = methylthioadenosine; SOS1 = son of sevenless 1; EED = embryonic ectoderm development protein

[1] In August 2020, Mirati and Oric entered into an exclusive worldwide license for development and commercialization rights for PRC2 inhibitor, ORIC-944

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Differentiated Discovery Capabilities Drive Sustained Innovation

# MRTX1719: Novel PRMT5 Inhibitor Selective for MTAP-Deleted Cancers

## Potential First-in-Class PRMT5 Inhibitor

- MTAP deletions occur in ~10%[1] of all human cancers including lung, pancreatic ductal adenocarcinoma and mesothelioma
  - Patients have a poor prognosis, representing a significant unmet medical need
- Internally discovered MTA-cooperative PRMT5 inhibitor represents a potential precision medicine for MTAP-deleted cancers
  - Leverages a synthetic lethal approach and selectively targets the PRMT5/MTA complex in MTAP-deleted cancer cells
  - Designed to spare normal cells to enhance therapeutic index
  - Broad therapeutic index enables full target coverage, which is necessary to drive maximal tumor regression in preclinical models

## Clinical Development

- Phase 1/2 clinical trial initiated Q1 2022
- Granted Fast-Track Designation Q3 2022
- Dose escalation ongoing

1. cBioPortal.

PRMT5 = protein arginine methyltransferase 5; MTA = methylthioadenosine; MTAP: methylthioadenosine phosphorylase

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Organizational Capabilities, Capital Deployment & Upcoming Key Catalysts 21

Organizational Capabilities, Capital Deployment & Upcoming Key Catalysts Pillars to Drive Long-Term Success and Optimization of Mirati’s Differentiated Portfolio and Capabilities PIPELINE PARTNERING CAPITAL PEOPLE Deeply experienced, fully Broad pipeline of novel Engaging in selective Cash runway into 2025 integrated and highly oncology therapeutics with partnerships to advance and provides sufficient capital to focused team with significant potential across deliver novel therapeutics to invest in our portfolio and expertise across discovery, large patient populations the patients who need them capabilities in a disciplined, development, commercial data driven way and support functions 22

Organizational Capabilities, Capital Deployment & Upcoming Key Catalysts Disciplined Capital Deployment in Innovative Pipeline Drives Value Creation Data Informs Our Portfolio Decisions, Committing Capital to Next Milestones • Remain disciplined on capital deployment – Cash, cash equivalents and short-term investments at year end 2022 of ~ $1.1B provide runway into 2025 – Revenue from KRAZATI launch begins to partially offset spend in 2023 1 – 2023 operating cash burn expected to be in a similar range to 2022 • Focus investments on highest value / highest return opportunities – Increase resources in programs and opportunities when supported by data – Deprioritize opportunities with lower return or less compelling data • Explore selective partnerships as a source of capital and risk-sharing • Upcoming catalysts and meaningful data readouts have potential to drive near-term value . 1. Cash burn expectations may vary based on program data 23

Organizational Capabilities, Capital Deployment & Upcoming Key Catalysts

# Upcoming Key Catalysts

| Program | Event | Timing |
| --- | --- | --- |
| Adagrasib (KRAS G12C) | 3L+ CRC FDA Meeting (potential Accelerated Approval pathway) | Q1 2023 |
| | Pancreatic/other tumor data update | Q2 2023 |
| | Updated 1L NSCLC adagrasib + pembrolizumab combination data | 2H 2023 |
| | Initiation of Phase 3 1L NSCLC studies | 2023 |
| | 2L+ NSCLC Marketing Authorization (EU) approval | Q3 2023 (2024 Launch) |
| | 2L+ confirmatory Phase 3 PFS endpoint | 1H 2024 |
| MRTX 1133 (KRAS G12D) | Phase 1/1b initiation | Early 2023 |
| | Initial clinical data | 1H 2024 |
| MRTX 0902 (SOS1) | Initiation of Phase 1 adagrasib combination study | 2H 2023 |
| Sitravatinib (TAM Receptor) | Phase 3 SAPPHIRE final OS analysis | Q2 2023 |
| MRTX 1719 (MTA Cooperative PRMT5) | Initial clinical data | 2H 2023 |

NSCLC = non-small cell lung cancer; CRC = colorectal cancer; 1L = first line; 2L = second line; 3L = third line; OS = overall survival; PFS = progression free survival; AA = accelerated approval; TAM = tyro3, axl and mertk; FDA = U.S Food and Drug Administration; MAA = marketing authorization application; SOS1 = son of sevenless 1; PRMT5 = protein arginine methyltransferase 5; MTA = methylthioadenosine

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Q&A 25